Exhibit 10.3

EXECUTION VERSION

LIMITED WAIVER TO CREDIT AGREEMENT

THIS LIMITED WAIVER TO CREDIT AGREEMENT (this “Waiver”) is entered into as of March 31, 2017 by and among STG GROUP, INC., a Delaware corporation (“Holdings”), STG, INC., a Virginia corporation (the “Administrative Borrower”), ACCESS SYSTEMS, INCORPORATED, a Virginia corporation (“Access”), STG GROUP HOLDINGS, INC., a Delaware corporation (“Parent”, and together with Holdings, the Administrative Borrower, and Access, collectively, the “STG Parties”), the lenders party hereto (the “Required Lenders”) and MC ADMIN CO LLC, a Delaware limited liability company, as administrative agent under the Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, Holdings, the Administrative Borrower, Access, Parent, the Lenders, the Administrative Agent and PNC BANK, NATIONAL ASSOCIATION, as collateral agent (in such capacity, the “Collateral Agent”) entered into that certain Credit Agreement, dated as of November 23, 2015 (as it may amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement);

WHEREAS, the Administrative Borrower has informed the Administrative Agent and the Lenders that Holdings and the Borrowers have failed to comply with the covenants set forth in Section 11.08 through 11.10 of the Credit Agreement as of the last day of the fiscal quarter ending on December 31, 2016 and such events constitute Events of Default under Section 12.03 of the Credit Agreement (collectively, the “Financial Covenant Defaults”);

WHEREAS, on February 24, 2017, the STG Parties, the Administrative Agent and certain Lenders entered into that certain Limited Forbearance to Credit Agreement with respect to the Financial Covenant Defaults (the “Existing Forbearance”);

WHEREAS, the Administrative Borrower has requested that the Administrative Agent and the Required Lenders waive the Financial Covenant Defaults; and

WHEREAS, the Administrative Agent and the Required Lenders are willing to waive the Financial Covenant Defaults on the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Waiver. Upon the occurrence of the Waiver Effective Date (as defined below), the Financial Covenant Defaults are hereby waived. For the avoidance of doubt, this Waiver shall apply only to the Borrowers’ failure to comply with the covenants set forth in Section 11.08 through 11.10 of the Credit Agreement as of the last day of the fiscal quarter ending on December 31, 2016, and not to any other fiscal period or to any other Event of Default. For the avoidance of doubt, on and after the Waiver Effective Date, no further Additional Interest (as defined in the Existing Forbearance) shall accrue in respect of the Loans.

2.           Additional Interest. Notwithstanding the waiver in Section 1, the Additional Interest (as defined in the Existing Forbearance) shall continue to accrue on the outstanding amount of the Loans, until the earliest of (x) the date on which all Loans are repaid and all Commitments under the Credit Agreement are terminated, (I) the date the Borrowers have delivered the financial statements and certificates required by Section 10.01(b) and (g) for the fiscal quarter ended March 31, 2017 and no Default or Event of Default shall exist and be continuing or (z) the date on which additional interest is payable pursuant to Section 2.08(c) or (f) (provided that, in the case of this clause (z), Additional Interest shall begin to accrue again on the date on which additional interest is no longer payable pursuant to Section 2.08(c) or (f), unless either of the conditions in clauses (x) or (y) above have been satisfied at such time, and shall continue to accrue until one of the conditions in clause (x), (y) or (z) have been satisfied following such date). Any accrued but unpaid Additional Interest shall be payable on the date of each interest payment.

3.           Revolving Loans. Subject to all of the terms and conditions set forth herein and in the Credit Agreement, following the Waiver Effective Date, the STG Parties agree that the Administrative Borrower may request Revolving Loans, and the RL Lenders may, but shall not be obligated to, in their sole discretion advance the requested Revolving Loans; provided that each of the conditions set forth in Section 8 of the Credit Agreement shall be satisfied.

4.           Cure Rights. The STG Parties agree that, following the Waiver Effective Date, the Cure Right may not be exercised in respect of the fiscal quarter ended March 31, 2017.

5.           Condition to Effectiveness. This Waiver shall be effective upon Administrative Agent’s receipt of or satisfaction of the following conditions (each in form and substance satisfactory to Administrative Agent in its reasonable discretion):

(a)          this Waiver shall have been duly executed by the STG Parties, the Administrative Agent and the Required Lenders; and

(b)          the Administrative Borrower shall have paid in full all fees and expenses due under the Credit Documents, including the fees and expenses of DLA Piper LLP (US), counsel to the Administrative Agent, and Blank Rome LLP, counsel to the Collateral Agent, required to be paid pursuant to the Credit Agreement.

The date on which each of the foregoing conditions is satisfied is referred to herein as the “Waiver Effective Date”.

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6.           Effect Upon Credit Agreement. Nothing in this Waiver, nor any of the Administrative Agent’s and the Required Lenders’ entry into this Waiver or any of the documents referenced herein, their negotiations with any party with respect to any STG Party, their conduct of any analysis or investigation of any Collateral for the Obligations or any Credit Document, their acceptance of any payment from any STG Party or any other party, or any other action or failure to act on the part of the Administrative Agent or any Lender, shall (i) constitute an extension, modification or waiver of, or give rise to any obligation on the part of the Administrative Agent or any Lender to extend, modify or waive, any term, condition or other aspect of the Credit Agreement or the other Credit Documents except as expressly set forth herein; (ii) extend the terms of the Credit Agreement or the due date of any of the Obligations; or (iii) give rise to any defenses or counterclaims to the right of the Administrative Agent and the Lenders to compel payment of the Obligations or to otherwise enforce their rights and remedies described in the Credit Agreement and the other Credit Documents. This Waiver shall not constitute a course of dealing with the Administrative Agent or any Lender at variance with the Credit Agreement such as to require further notice by the Administrative Agent or the Lenders to require strict compliance with the terms of the Credit Agreement and the other Credit Documents in the future. The STG Parties acknowledge and expressly agree that the Administrative Agent and the Lenders reserve the right to, and does in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Credit Documents.

7.           Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Waiver, each of the STG Parties represents and warrants to the Administrative Agent and the Lenders, that the following statements are true and correct on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date):

(a)           Each STG Party has the corporate power and authority to execute, deliver and perform the terms and provisions of this Waiver and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Waiver. Each STG Party has duly executed and delivered the Waiver, and this Waiver constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(b)           neither the execution, delivery or performance by any STG Party of this Waiver, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any STG Party or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which any STG Party or any of its Subsidiaries is a party or by which it or any its property or assets is bound or to which it may be subject, or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any STG Party or any of its Subsidiaries;

(c)           after giving effect to this Waiver and the transactions contemplated hereby, each of the representations and warranties contained in the Credit Agreement and the other Credit Documents is true and correct in all material respects (or in all respects if such representation or warranty contains any materiality qualifier, including references to “material,” “Material Adverse Effect” or dollar thresholds) on and as of the date hereof (except to the extent that such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date); and

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(d)           after giving effect to this Waiver and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing or would result immediately from the effectiveness of this Waiver or the consummation of the transactions contemplated hereby.

8.             Acknowledgment of Rights; Release of Claims. Each of Holdings, the Administrative Borrower, Access and Parent unconditionally and irrevocably acquits and fully and forever releases, remises, relieves and discharges and shall be deemed to have forever acquitted, remised, released and discharged the Administrative Agent and its affiliates and its and their respective past and present partners, members, subsidiaries, affiliates, officers, employees, agents, attorneys, principals, directors and shareholders and each of their respective heirs, legal representatives, successors and assigns (collectively, the “Releasees”) on the date hereof from any and all manner of action and actions, cause and causes of action, (including, without limitation, a claim for contribution), charge, counterclaim, debt, demand, dues, suit, sum of money, account, reckoning, bond, bill, specialty, covenant, contract, controversy, damages, judgment, expense, execution, lien, claim of liens, claim of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to any third party), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any or all of the Releasees, whether held in a personal or representative capacity, and which is based on any act, fact, event or omission or other matter, cause or thing occurring at or from the beginning of time to and including the date hereof directly or indirectly with respect to, based on, arising out of or in any way related to this Waiver, the other Credit Documents or any other related documents, instruments, agreements or matters or the enforcement or attempted or threatened enforcement by any of the Releasees of any of their respective rights, remedies or recourse related thereto (collectively, the “Released Claims”). Each of Holdings, the Administrative Borrower, Access and Parent covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Releasees any action or other proceeding based upon any of the Released Claims.

9.           Reaffirmation. Each STG Party as borrower, debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which the such STG Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party (after giving effect hereto) and (ii) to the extent such STG Party granted liens on or security interests in any of its property pursuant to any such Credit Document as security for or otherwise guaranteed Obligations under or with respect to the Credit Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each STG Party hereby consents to this Waiver and acknowledges that, except as expressly set forth herein, each of the Credit Documents remains in full force and effect and is hereby ratified and reaffirmed. Except as expressly set forth herein, the execution of this Waiver shall not operate as a waiver of any right, power or remedy of Administrative Agent or the Lenders, constitute a waiver of any provision of any of the Credit Documents or serve to effect a novation of the Obligations. This Waiver shall constitute a Credit Document.

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10.          Execution in Counterparts. This Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Administrative Borrower and the Administrative Agent. Delivery of an executed counterpart hereof by facsimile or electronic transmission shall be as effective as delivery of any original executed counterpart hereof.

11.          Entire Agreement. THIS WAIVER AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

12.          Miscellaneous. Sections 14.04, 14.07, 14.08 and 14.11 of the Credit Agreement are incorporated herein by reference and are made a part hereof and are applicable to this Waiver as if fully set forth herein, mutatis mutandis.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Waiver as of the date first above written.

STG GROUP, INC., as Holdings

By:	/s/ Phillip Lacombe
	Name:	Phillip Lacombe
	Title:	President

STG GROUP HOLDINGS, INC., as Parent

By:	/s/ Phillip Lacombe
	Name:	Phillip Lacombe
	Title:	President

STG, INC.

By:	/s/ Phillip Lacombe
	Name:	Phillip Lacombe
	Title:	President

ACCESS SYSTEMS, INCORPORATED

By:	/s/ Phillip Lacombe
	Name:	Phillip Lacombe
	Title:	President

MC ADMIN CO LLC,
as Administrative Agent under Credit
Agreement

By:	/s/ A. Nayyar
Name:
Title:

SIGNATURE PAGE TO THE LIMITED WAIVER TO CREDIT AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG STG GROUP, INC., STG GROUP HOLDINGS, INC., STG, INC., ACCESS SYSTEMS, INCORPORATED, THE LENDERS PARTY HERETO AND MC ADMIN CO LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION: CERBERUS PNC FUNDING LLC

By:	/s/ Daniel E Wolf
	Name:	Daniel E Wolf
	Title:	Vice President

SIGNATURE PAGE TO THE LIMITED WAIVER TO CREDIT AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG STG GROUP, INC., STG GROUP HOLDINGS, INC., STG, INC., ACCESS SYSTEMS, INCORPORATED, THE LENDERS PARTY HERETO AND MC ADMIN CO LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION: MC CREDIT FUND I LP

By:	/s/ A. Nayyar
Name:
Title:

SIGNATURE PAGE TO THE LIMITED WAIVER TO CREDIT AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG STG GROUP, INC., STG GROUP HOLDINGS, INC., STG, INC., ACCESS SYSTEMS, INCORPORATED, THE LENDERS PARTY HERETO AND MC ADMIN CO LLC, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

MC CREDIT FUND II LP

By:	/s/ A. Nayyar
Name:
Title: